EXHIBIT 32

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of eWorldMedia Holdings, Inc., on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ronald C. Touchard, Chief Executive Officer and Allen N. Kimble, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: August 14, 2003              By: /S/ Ronald C. Touchard
                                   ----------------------------------
                                   Ronald C. Touchard,
                                   Chief Executive Officer

Date: August 14, 2003              By: /S/ Allen N. Kimble
                                   ----------------------------------
                                   Allen N. Kimble
                                   Chief Financial Officer